Supplement to the currently effective Statement of Additional Information and all currently effective Supplements thereto of each of the listed funds:


Scudder Flag Investors Equity Partners Fund
Scudder Flag Investors Value Builder Fund
Scudder RREEF Real Estate Securities Fund

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The following information supplements related information included in each fund's currently effective SAI under the section describing Purchases:


Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.



May 8, 2003




               Please Retain This Supplement for Future Reference